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                                                                    EXHIBIT 10.3

                            CONTRATO DE ARRENDAMIENTO

                       PARA USO DISTINTO DEL DE VIVIENDA
                              GRAVADO POR EL I.V.A

[GRAPHIC]

                              SERIE E 0377632      EJEMPLAR PARA EL ARRENDATARIO

                       EDITADO POR EL COL-LEGI TERRITORIAL
                           D'ADMINISTRADORS DE FINQUES
                               DE BARCELONA-LLEIDA

                         LEY 37/1992 DE 28 DE DICIEMBRE
                       DEL IMPUESTO SOBRE EL VALOR ANADIDO

     Art. 4. Hecho imponible, num. 4. Las operaciones sujetas este impuesto no estaran sujetas al concepto "Transmisiones patrimoniales onerosas" del impuesto sobre Transmisiones Patrimoniales y Actos Juridicos Documentados.

     Se exceptuan de lo dispuesto en el parrafo anterior las operaciones que se indican a continuacion:

     a) Las entregas y arrendamientos de bienes inmuebles, asi como la constitucion o transmision de derechos reales de goce o disfrute que recaigan sobre los mismos, cuando esten exentos del impuesto, salvo en los casos en que el sujeto pasivo renuncie a la exencion en las circunstancias y con las condiciones recogidas en el articulo 11.

     Art. 11, num 2. En particular, se consideraran prestaciones de servicios: 2. Los arrendamientos de bienes, industria o negocio, empresas o establecimientos mercantiles, con o sin opcion de compra.

     Art. 20. Exenciones en operaciones interiores, num. 23. Los arrendamientos que tengan la consideracion de servicios con arreglo a lo dispuesto en el articulo 11 de esta Ley, y la constitucion y transmision de derechos reales de goce y disfrute, que tengan por objeto los siguientes bienes:

     a) Terrenos, incluidas las construcciones inmobiliarias de caracter agrario utilizadas para la explotacion de una finca rustica.

     Se exceptuan las construcciones inmobiliarias dedicadas a actividades de ganaderia independiente de la explotacion del suelo.

     b) Los edificios o partes de los mismos destinados exclusivamente a viviendas, incluidos los garajes y anexos accesorios o estas ultimas y los muebles arrendados conjuntamente con aquellos.

     La exencion no comprendera:

     a) Los arrendamientos de terrenos para estacionamiento de vehiculos.

     b) Los arrendamientos de terrenos para deposito o almacenaje de bienes, mercancias o productos, o para instalar en ellos elementos de una actividad empresarial.

     c) Los arrendamientos de terrenos para exposiciones o para publicidad.

     d) Los arrendamientos con opcion de compra de terrenos o viviendas cuya entrega estuviese sujeta y no exenta al impuesto.

     e) Los arrendamientos de apartamentos o viviendas amueblados cuando el arrendador se obligue a la prestacion de alguno de los servicios complementarios propios de la industria hotelera, tales como los de restaurante, limpieza, lavado de ropa u otros analogos.

     f) Los arrendamientos de edificios o parte de los mismos para ser subarrendados.

     g) Los arrendamientos de edificios o parte de los mismos asimilados a viviendas de acuerdo con lo dispuesto en la Ley de Arrendamientos Urbanos.

     h) La constitucion o transmision de derechos reales de goce o disfrute sobre los bienes a que se refieren las letras a'), b'), c'), e') y f') anteriores.

     i) La constitucion o transmision de derechos reales de superficie.

     Art. 88. Repercusion del impuesto, num. 1. Los sujetos pasivos deberan repercutir integramente el importe del impuesto sobre aquel para quien se realice la operacion gravada, la se ajuste a lo dispuesto en esta Ley, cualesquiera que fueran las estipulaciones existentes entre ellos.

                         DATOS, a los solos efectos del
                          REGISTRO OFICIAL de CONTRATOS

                          Llei 13/1996 de 29 de julio,
                         D.O.G.n DEG. 2238 de 2-8-1996

                         DECRET 147/1997 de 10 de junio
                         D.O.G.n DEG. 2416 de 19-6-1997

PROPIETARIO_____________________________________________________________________

________________________________________________________________________________

Domicilio notificaciones________________________________________________________

________________________________________________________________________________

Local DESTINADO a_______________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Importe de la FIANZA_______________________________________________________ EURO

MOD. 50 N- 10,000. 4-04-E (PARA USO EXCLUSIVO DE SUS COLEGIADOS)

[GRAPHIC]

[INSTITUT CATALA DEL SOL SERVEI DE FIANCES LOGO]

           ESPACIO RESERVADO PARA LA ETIQUETA
           IDENTIFICADORA DEL NUM. DE REGISTRO

                  IDENTIFICACION DEL LOCAL OBJECTO DEL CONTRATO

Local planta baja, planta primera letra B, anexo atico, y las de parking numeros 19, 20, 24, 33, 35, 36, 38, 39, 40, 41, 42, 43, 45, 46, 47, 48, 49, 50,
51, 52, 53, 54, 55, 56, 57, 58, 59, 60, 44, 61, 62, 63, 64, 65 y 66.

Calle/Plaza Cister num. 2 Ciudad Barcelona Cod. Postal 08022 Provincia Barcelona Comarca Barcelones Referencia Catastral___________________________

En Barcelona a Uno de agosto de Dos mil cinco reunidos D. Maria Rosa Manich Tarradellas natural de Barcelona provincia de Barcelona, comarca de Barcelones de __________ anos, de estado ________________________ y profesion______________
_________________________vecino de Barcelona, Bertran 45 provisto de D.N.I. 46725724M, expedido en _____________________________ con fecha ________________, en concepto de arrendatario, por si o en nombre, de PICIS RESEARCH AND DEVELOPMENT S.A. C.I.F. A 60676947 como apoderada del mismo y de otra parte D. INVERSIONES COSTEX S.L. provisto de D.N.I. B17168782 expedido en _______________ con fecha _______________________ como (*) propietario hemos contratado al arrendamiento del local identificado encabezando este contrato, por el tiempo de CINCO ANOS y precio de TRECE MIL SETECIENTOS CINCUENTA Euros euros cada mes, pagaderos por meses anticipados con las demas condiciones anexas, que en su caso, se uniran al contrato.

     Este arrendamiento se halla sujeto al I.V.A. (art. 11. no. 2, apart
20, de la Ley 37/1992 del Impuesto), y en su virtud, el importe total de cada uno de los sucesivos recibos de alquiler, devengara obligatoriamente, segun el tipo legal aplicable en cada momento y de forma automatica la cuota correspondiente del I.V.A., que figurara separadamente del resto de conceptos, pudiendo servir cada recibo de factura.

     Y para que conste, firman ambas partes por duplicado. Fecha ut supra.

          EL ARRENDATARIO                              EL ARRENDADOR

          /s/ [ILLEGIBLE]                             /s/ [ILLEGIBLE]

            PICIS R & D                       AGN, SERVICIOS INTEGRALES, S.L.
          C/. CISTER, 2-4                            N.I.F.: B-60806346
          08022 BARCELONA                            Balmes, 245, 3 -3
               ESPANA                          TEL. 415 06 15 - FAX 238 04 08
                                                     08006 - BARCELONA

(*) Expresar el caracter con que interviene, si es Dueno o Administrador.

http:// www.picis.com

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[GRAPHIC]              CONDICIONES ANEXAS AL CONTRATO DE              [GRAPHIC]
                   ARRENDAMIENTO PARA USO DISTINTO DE VIVIENDA

Referentes al local _________________ de la casa num 2 de la calle Cister de Barcelona extendido en contrato de clase/serie E no. 0377632

     1a. El plazo de duracion del presente contrato es de CINCO anos y comenzara a regir a partir del dia de hoy. Una vez terminado dicho plazo, el contrato podra quedar reconducido, mes a mes, conforme lo dispuesto en el art. 1566 del Codigo Civil.

     2a. Con expresa renuncia por los contratantes a lo establecido por el articulo 34 de la L.A.U., se acuerda que la extincion del contrato por el transcurso del termino convenido, no dara derecho al arrendatario a indemnizacion alguna a cargo del arrendador.

     3a. El local objeto de este contrato, sera destinado unica y exclusivamente a despacho y oficinas y uso de aparcamiento en las plazas senaladas. En caso de desarrollarse en el local otra actividad, aunque sea afin a la antedicha, podra el arrendador resolver el contrato por infraccion por el arrendatario de esta condicion.

     4a. Es objeto del arrendamiento exclusivamente, la superficie situada dentro de las paredes del local, quedando especialmente excluida la fachada, partes laterales de la entrada, azotea y vestibulo de la escalera. En consecuencia, el arrendamiento a que este contrato se refiere, no dara derecho a entrar ni usar la azotea o terrado de la finca.

     5a. En caso de fallecimiento del arrendatario, el heredero o legatario que continue el ejercicio de la actividad, podra subrogarse en los derechos y obligaciones de arrendatario hasta la extincion del contrato. Expresamente se conviene como ampliacion de lo previsto en el articulo 33 de la L.A.U., que esta subrogacion debera ser notificada de modo fehaciente al arrendador, para su eficacia, dentro de los dos meses siguientes a la fecha del fallecimiento del arrendatario; y dara derecho al arrendador a aumentar la renta en el 15 por ciento.

     6a. Con expresa renuncia por las partes a lo dispuesto en el articulo 31 de la L.A.U., se conviene que en caso de venta del local arrendado como finca independiente no tendra el arrendatario derecho de adquisicion preferente sobre el mismo.

     7a. El arrendatario con expresa renuncia de lo dispuesto en el articulo 32 del la L.A.U., se obliga a no subarrendar, en todo o en parte, ni ceder o traspasar el local arrendado sin el consentimiento expreso y por escrito del arrendador. En caso de que el arrendatario incumpliera esta condicion, podra el arrendador resolver el contrato. Asimismo, se establece que en caso de ser arrendataria una Sociedad, la fusion, transformacion o escision de esta dara lugar a la rescision del contrato.

     8a. El arrendatario declara conocer las caracteristicas y estado de conservacion del local y aceptarlas expresamente; asi como su calificacion urbanistica y los usos administrativamente permitidos.

     9a. La adquisicion, conservacion, reparacion o sustitucion de los contadores de suministros y el importe del consumo, son de cuenta y cargo exclusivo del arrendatario.

El local se alquila en el estado actual de las acometidas generales y ramales
o lineas existentes correspondientes al mismo, para los suministros de los que esta dotado el inmueble.

El arrendatario podra concertar con las respectivas companias suministradoras todos o algunos de los suministros de que esta dotado el inmueble, con total indemnidad de la propiedad y del Administrador.

Si se hubiere de efectuar alguna modificacion, tanto en las instalaciones generales de la finca como en las particulares del local arrendado, su costo sera integramente a cargo del arrendatario, caso de que le interese y desee continuar con el suministro de que se trata, pero previamente debera someter a la propiedad, para su aprobacion, el informe y proyecto de las variaciones que en cada caso deban realizarse, exigidas por la respectiva compania suministradora.

     10a. Igualmente son de cuenta y cargo del arrendatario los gastos ocasionados por los desperfectos que se produzcan, ya sean cristales, cerraduras y demas utiles y utensilios de las instalaciones y su adecuado entretenimiento, los gastos de conservacion y reparacion de las instalaciones de agua, gas, electricidad, calefaccion, e instalaciones sanitarias y de servicios, calentador, antena T.V., y en particular todos los desagues, atascos, arreglo de la cocina, fregaderos, lavaderos, aire acondicionado, y sus tuberias, como tambien la conservacion, reparacion y sustitucion de persianas, en caso de existir tales utensilios e instalaciones.

     11a. Quedan exentas la propiedad y el Administrador de toda responsabilidad por la falta de cualquier suministro.

     12a. El arrendador no asume responsabilidad alguna, si por los organismos competentes, estatales o munincipales, no se concediera al arrendatario la apertura, o se prohibiera la misma una vez autorizada. Los impuestos, arbitrios, contribuciones y demas que se impongan, correspondientes al negocio o por razon del mismo, son de exclusiva cuenta y cargo del arrendatario.

     13a. De no existir suministro de agua directa mediante contadores divisionarios individuales, desde este momento queda autorizada la propiedad de dichas viviendas, o el Administrador, para proceder a tal instalacion, firmando en nombre del arrendatario cuantos documentos sean precisos para ello, obligandose este a formalizar la correspondiente poliza de alta, adquiriendo por su cuenta el contador respectivo. Caso de demorar el arrendatario dicha contratacion, desde ahora faculta la propiedad o al Administrador, para que en su nombre y a su cargo, pueda concertarla, teniendo el caracter, dicha instalacion, de obra de mejora a todos sus efectos.

     14a. El arrendatario se hace directa y exclusivamente responsable, y exime de toda responsabilidad a la propiedad y al Administrador, por los danos que puedan ocasionarse a personas o cosas y sean derivadas de instalaciones para servicios y suministros del local arrendado.

     15a. El arrendatario no podra practicar obras de clase alguna en el local, sin previo permiso por escrito de la propiedad o del Administrador. En todo caso, las obras asi autorizadas seran de cargo y cuenta del arrendatario, y quedaran en beneficio de la finca, sin derecho a indemnizacion o reclamacion, en momento alguno. El permiso municipal, sera tambien, de cuenta y cargo del arrendatario, asi como la direccion tecnica o facultativa en su caso.

     16a. El arrendatario con renuncia expresa a lo dispuesto en al articulo
30, en relacion con el articulo 21 de la L.A.U., se obliga a hacer a su cargo en el local objeto del contrato, todas las reparaciones necesarias a fin de conservarlo en estado de servir para el uso convenido; y sin que durante la ejecucion de las mismas tenga derecho a suspender el contrato o desistir del mismo, ni a indemnizacion alguna, asi como tampoco a disminuir o paralizar el pago de la renta.

     17a. Los contratantes convienen con renuncia expresa a lo dispuesto en el articulo 30 en relacion con los articulos 22 y 26 de la L.A.U., que para el caso de que el arrendador deseara efectuar obras de mejora en el edificio, debera notificarlo por escrito, con tres meses de antelacion como minimo, al arrendatario, quien no podra oponerse a las mismas sin perjuicio del derecho que le asiste, a ejercitar dentro del plazo de un mes desde dicha notificacion, de rescindir el contrato si las obras le afectan de modo relevante. Asimismo, el arrendatario renuncia a toda reduccion de renta por razon de la parte del local de la que sea privado a causa de aquellas y a percibir indemnizacion por los gastos que las obras le obliguen a efectuar.

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     18a.- El arrendatario se obliga:

     A) A no instalar transmisiones, motores, maquinas, etc., que produzcan vibraciones o ruidos molestos para los demas ocupantes del inmueble o de los colindantes de la propiedad, o que puedan afectar a la consistencia, solidez o conservacion del inmueble.

     B) A no almacenar o manipular en el local materias explosivas, inflamables, incomodas o insalubres, y observar en todo momento las disposiciones vigentes.

     C) A permitir el acceso en el local, al propietario, al Administradory a los operarios o industriales mandados por cualquiera de ambos, para la realizacion, inspeccion y comprobacion de cualquier clase de obras o reparaciones que afecten al inmueble.

     D) En caso de hallarse este local integrado en un inmueble en Regimen de Comunidad en Propiedad Horizontal, a cumplir en todo momento las Normas Estatutarias Reglamentarias y a los acuerdos que la Comunidad de Propietarios tenga establecidas o establezcan, en orden a la utilizacion de los servicios, elementos comunes y buen regimen de convivencia

     19a.- El servicio de porteria, o conserjeria, o de limpieza, sera a cargo del arrendatario, independientemente de la renta. El coste total de dicho servicio, incluida la Seguridad Social, modificaciones salariales, etc., sera distribuido entre todos los arrendatarios por partes iguales entre ellos, o en la proporcion que corresponda en la finca sujeta al Regimen de Comunidad en Propiedad Horizontal. De no existir estos servicios, el arrendatario procedera, cuando por turno le corresponda y segun hayan acordado los vecinos de la finca a la limpieza del vestibulo, siempre y cuando tengan puerta de acceso al mismo, y de la acera, de acuerdo con las Ordenanzas Municipales vigentes.

     20a.- Las partes contratantes convienen que la renta total que en cada momento satisfaga el arrendatario, durante la vigencia del contrato o de sus prorrogas, se acomodara cada ano a la variacion porcentual experimentada por el Indice General Nacional del Sistema de Indices de Precios de Consumo que fije el Instituto Nacional de Estadistica (u Organismo que le sustituya), aplicando sobre aquella renta el porcentaje que represente la diferencia existente entre los indices que correspondan al periodo de revision. Para la aplicacion de la primera actualizacion se tomara como mes de referencia el de agosto y para las sucesivas el que corresponda al ultimo aplicado.

La renta actualizada sera exigible al arrendatario a partir del mes siguiente a aquel en que la parte interesada lo notifique a la otra parte por escrito, expresando el porcentaje de alteracion aplicado. En ningun caso la demora de aplicar la revision supondra renuncia o caducidad de la misma.

     21a.- El arrendatario ademas se obliga:

     A) Al pago de la renta, aumentos e incrementos legales y de los gastos y servicios de la finca, por adelantado en el domicilio del Administrador, dentro de los siete primeros dias de cada periodo natural acordado, sin que dicha domiciliacion pueda quedar nunca desvirtuada por cualquier practica en contra. De pasarse al cobro el recibo, a abonar el precio de cobranza correspondiente. Y en caso de efectuarse dicho cobro por domiciliacion bancaria al pago de cualquier gasto o canon que por tal gestion o en su caso devolucion, se establezca por entidad bancaria o Caja de Ahorros.

     B) A satisfacer los gastos derivados del presente contrato, tales como timbre, gestion, Registro, Honorarios del Administrador por su formalizacion y tramitacion, y en su caso, los de su elevacion a escritura publica inscripcion en el Registro de la Propiedad.

     C) Al pago del aumento de prima en el Seguro de Incendios o Multiriesgo del inmueble, si esta fuera debida a la instalacion o indole en el local arrendado.

     D) A satisfacer el total del Impuesto sobre Bienes Inmuebles que corresponda al local arrendado. Cuando la cuota no estuviere individualizada se dividira en proporcion a la superficie de cada vivienda o local.

     E) Al pago del Impuesto cobre el Valor Anadido, que en todo momento corresponda, aplicados sobre la total contraprestacion.

     F) A abonar, independientemente de la renta pactada, los gastos generales para el adecuado sostenimiento del inmueble, asi como sus servicios, tributos, cargas y responsabilidades que no sean susceptibles de individualizacion y que correspondan al local arrendado o a sus accesorios si los tuviere.

De su importe anual resulta que el coste mensual de los gastos y servicios a los que se refiere el apartado anterior, en la fecha de celebracion del presente contrato, es mensualmente el siguiente:

          Servicio de porteria INCLUIDOS RENTA
          Gastos Generales ASCENSOR INCLUIDO EN RENTA
          Impuestos IBI INCLUIDO EN RENTA
          Tasa de recogida de basuras
          Otros 80 EUROS MENSUALES DE DERIVADOS DE LIMPIEZA Y CONSUMIBLES BANO.
                AIRE ACONDICIONADO : 7 EUROS/HORA

Dichos gastos, se actualizaran anualmente repercutiendo al arrendatario las variaciones que se produzcan y se senalaran en concepto aparte de la renta pero integrados en el recibo de alquiler.

     22a.- El arrendatario entrega en este acto la suma de euros //27.500.-// en concepto de fianza. Queda facultado el Administrador actual para hacer entrega a quien pueda sucederle en el cargo, o al propietario de la finca de la fianza percibida.

Transcurridos cinco anos de vigencia del contrato, la fianza se actualizara anualmente, acomodandola al importe de la renta que se perciba en la equivalencia de dos mensualidades.

La existencia de esta fianza no servira nunca de pretexto para retrasar el pago de la renta o de cualquiera de las cantidades cuyo pago ha asumido el arrendatario.

EL ARRENDATARIO                                 EL ARRENDADOR

/s/ [ILLEGIBLE]                                 /s/ [ILLEGIBLE]

Mod. 28 - 12-01, Editado por el Colegio Territorial de Administradores de Fincas de Barcelona-Lleida, para uso de sus colegiados en ejercicio.

CONDICIONES PARTICULARES DEL CONTRATO DE ARRENDAMIENTO (N 0377632) DEL DESPACHO PLANTA BAJA, PLANTA PRIMERA LETRA B. ANEXO ATICO DE LA CALLE CISTER NUMERO 2 DE BARCELONA

23.- Las presentes condiciones particulares complementan el contrato de arrendamiento de referencia y sus condiciones anexas y prevaleceran sobre estas ultimas en lo que pudieran contradecirlas.

24.- El servicio de aire acondicionado y calefaccion funcionara solo los dias laborables, excepto sabados, en horario normal de oficinas, que sera de 8:00h a 20:00h. La propiedad podra autorizar el servicio extraordinario de fines de semana aceptando el arrendatario desde ahora que, en dicho supuesto, no se podra prestar mantenimiento ni reparacion, si fuera necesario. En caso de autorizacion del uso del servicio extraordinario de fines de semana la propiedad repercutira el coste del mismo. En caso de paro por averia del sistema de aire acondicionado en dias laborables, y despues del primer laborable sin este servicio, la propiedad deducira el coste del mismo al arrendatario como compensacion.

El arrendatario se obliga al mantenimiento de la instalacion del aire acondicionado en los despachos que tiene arrendados; dicho mantenimiento requiere la conservacion y/o sustitucion, en su caso, de los siguientes elementos : climatizadores, baterias de agua, turbinas, portafiltros, filtrinas, bandeja de desague, valvula, cortinas de aire, conductos de aire, retornos.

El precio de la hora del servicio de aire acondicionado es de 7EURO/h, dicho importe sera revisado anualmente en relacion a los costes reales.

25.- El arrendatario acepta el estado actual de la oficina.

26.- Cualquier modificacion en la distribucion (cambios de pared, puerta de entrada, cuartos de bano) actual del despacho debera ser autorizada por la propiedad.

27.- Se repercutiran al arrendatario los gastos derivados de la limpieza, mantenimiento y consumibles de los cuartos de bano y aseo que ocupan en el edificio. Se repercutira anualmente teniendo en cuenta el gasto real.

28.- La propiedad reservara hasta el 15 de septiembre CINCO plazas de parking para que puedan ser alquiladas por PICIS y se facturaran al precio de 67EURO mensuales con el IVA incluido. Transcurrido dicho plazo, si PICIS solicita mas plazas le seran arrendadas, siempre y cuando disponga de plazas desocupadas.

/s/ [ILLEGIBLE]                                         /s/ [ILLEGIBLE]

29.- El arrendatario podra rescindir el presente contrato de arrendamiento, sin penalizacion siempre y cuando lo haga un PREAVISO DE TRES MESES DE ANTELACION y estando al corriente de pago.

30.- La fecha del presente contrato es UNO DE AGOSTO de 2005, se cobraran las rentas con caracter retroactivo desde el 7 de MAYO DE 2005.


EL ARRENDATARIO                             EL ARRENDADOR

/s/ [ILLEGIBLE]                             /s/ [ILLEGIBLE]


Barcelona, 1 de agosto de 2005.

                            [ENGLISH TRANSLATION OF
                           Cister 2, Barcelona LEASE]

                         NON-RESIDENTIAL LEASE AGREEMENT
                               TAXABLE FOR V.A.T.

                                                                SERIES E 0377632

LEASED PROPERTY:
Ground floor, First floor B, Attic and parking spaces numbers 19, 20, 24, 33, 35, 36, 38, 39, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49, 50, 51, 52, 53, 54, 55,
56, 57, 58, 59, 60, 61, 62, 63, 64, 65 and 66.
Calle Cister no. 2, Barcelona. Post code 08022
Province and District of Barcelona.

This agreement is made in Barcelona on August 1, 2005 by and between

Maria Rosa Manich Tarradellas, born in Barcelona, resident at c/ Bertran 45, Barcelona, Spanish identity card no. 46725724M, as Lessee, for and on behalf, in her capacity as attorney, of PICIS RESEARCH AND DEVELOPMENT S.A., tax registration no. A60676947, and INVERSIONES COSTEX S.L., tax registration no. B17168782, as owner, in respect of the property described hereinabove, for a term of FIVE YEARS and a rent of THIRTEEN THOUSAND SEVEN HUNDRED AND FIFTY EUROS a month, payable monthly in advance, subject to all the terms and conditions attached hereto.

This lease is taxable for VAT (VAT Tax Act 37/1992, s. 11.2.2), which tax shall automatically accrue on the total amount of each payment of rent, at the legal rate in force from time to time, stated separately on the rent bills, which shall be valid as receipts.

As witness the hands of the duly authorized representatives of the parties hereto in two originals. Date UT SUPRA.

THE LESSEE                                    THE LESSOR

PICIS R & D                                   AGN Servicios Integrales S.L.
c/ Cister, 2-4                                Tax no. B-60806346
08022 Barcelona                               Balmes, 245, 3-3
Spain                                         Tel. 4150615 - Fax 2380408
http://www.picis.com                          08006 Barcelona

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                            [ENGLISH TRANSLATION OF
                           Cister 2, Barcelona LEASE]

VALUE ADDED TAX ACT 37/1992 OF DECEMBER 28, 1992

     S. 4. TAXABLE TRANSACTION no. 4. The transactions subject to this tax shall not be taxable for Transfer Tax and Stamp Duty, except for the following transactions:

     a) Deliveries and leases of real estate and the creation or transfer of rights in rem thereover if such transactions are exempt from the tax, unless the taxpayer waives the exemption in the circumstances and conditions stipulated in
s. 20.2.

     S. 11.2. In particular, services shall be deemed to include: 2. Leases of assets, industry or business, companies or commercial establishments, with or without purchase options.

     S. 20. EXEMPTIONS IN INTERNAL TRANSACTIONS, no. 23. Leases of services as per s. 11 of this Act and the establishment and transfer of rights in rem and rights of use thereover in respect of the following assets:

     a) Land, including agricultural buildings and structures used for farming, except buildings and structures used for livestock breeding independently of farming of the land.

     b) Buildings or parts of buildings used exclusively for housing, including garages, outhouses and any furniture rented together with such buildings.

     The exemption shall not include:

     a') Leasing of land for the parking of vehicles.

     b') Leasing of land for the storage or deposit of goods, merchandise or assets, or to install a business activity.

     c') Leasing of land for exhibitions or advertising.

     d') Leasings with purchase option over land or accommodation, delivery of which is subject to and not exempt from the tax.

     e') Leasing of furnished apartments or housing when the lessor undertakes to pride any of the complementary services typical of the hotel and catering industry, such as restaurant, cleaning, laundry or similar.

     f') Leasing of buildings or parts of buildings for sub-letting.

     g') Leasing of buildings or parts of buildings equivalent to housing pursuant to the Urban Leases Act.

     h') The creation or transfer of rights in rem and rights of use over any of the assets contemplated in a'), b'), c'), e') or f') above.

     i') The creation or transfer of rights to use land.

     S. 88. REPERCUSSION OF TAX, no. 1. Taxpayers shall pass on the full amount of the tax to the person for whom the taxable transaction is effected, which shall be obliged to pay the tax provided the imputation is made in accordance with the terms of this Act, regardless of the clauses signed between them.

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                            [ENGLISH TRANSLATION OF
                           Cister 2, Barcelona LEASE]

              CONDITIONS ANNEXED TO NON-RESIDENTIAL LEASE AGREEMENT

Property at calle Cister no. 2, Barcelona. Lease no. E 0377632.

     1. This agreement is made for a term of FIVE years commencing as of the date hereof. Upon expiry of this term, the agreement may be renewed on a monthly basis pursuant to the Spanish Civil Code Art. 1566.

     2. Expressly waiving the provisions of the Urban Leases Act s. 34, the parties agree that upon termination of this agreement due to expiry of the agreed term Lessee shall not be entitled to any compensation from Lessor.

     3. The property leased hereunder shall be used solely and exclusively as offices and parking in the spaces indicated.

     If any other activities are performed at the property, even though they may be similar to those specified herein, Lessor may terminate the agreement due to infringement by Lessee of this condition.

     4. The lease covers exclusively the area situated within the walls of the property, expressly excluding the outside wall, sides of the entrance, roof and hall. Consequently, the lease made hereunder shall not entitle the lessee to enter or use the roof of the building.

     5. In the event of death of the lessee, the heir or legatee continuing the activity may be subrogated in the rights and obligations of lessee up to expiry of the agreement. The parties expressly agree, further to the provisions of the Urban Leases Act s. 33, that lessor shall be served attested notice of any such subrogation, in order or it to be effective, within two months after the death of the lessee, whereupon lessor shall be entitled to raise the rent by 15%.

     6. The parties expressly waiver the provisions of the Urban Leases Act s. 31 and agree that in the event of sale of the leased property as an independent property, lessee shall have no right of first refusal thereover.

     7. Lessee expressly waives the provisions of Urban Leases Act s. 32 and undertakes not to sublease, in full or in part, or transfer or assign the leased premises, save with the express written consent of lessor. In the event of default of this condition, lessor may terminate the agreement.

It is further established that if lessee is a company or enterprise, any merger, conversion or demerger thereof shall also be grounds for terminating this agreement.

     8. Lessee declares that it is familiar with the features and state of repair of the property and expressly accepts them. It is also familiar with the planning classification and permitted uses thereof.

     9. The purchase, maintenance, repair or replacement of the meters for supplies and the cost of consumption shall be payable exclusively by lessee.

The property is leased in its present state, with the general and branch services or lines corresponding thereto for the supplies available in the building.

Lessee may contract with the respective utilities all or some of the supplies available in the building, holding the owner and administrator harmless from any liabilities relating thereto.

Should it be necessary to make any modification to the general installations of the building or the private installations of the leased property, the full cost thereof shall be payable by Lessee, if it wishes to continue with the supply in question, although it must previously submit to the owner for aproval the report and design of the modifications required by the utility.

     10. All expenses deriving from the damage produced, whether glass, locks or other tools or equipment corresponding to the installations and their adequate maintenance, and the cost of maintenance and repair of the water, gas, electricity, heating, sewerage, heating, TV aerial installations, particularly drains, blockages, repair

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                            [ENGLISH TRANSLATION OF
                           Cister 2, Barcelona LEASE]

of cooker, sinks, laundry areas, air conditioning and pipes, as well as the maintenance, repair and replacement of blinds, wherever such installations exist, shall also be payable by Lessee.

     11. The owner and administrator shall be held harmless from all and any liability deriving from the absence or cut-off of any supply.

     12. Lessor accepts no responsibility or liability whatsoever for refusal by the competent state or local authorities to grant lessee permission to open, or for prohibition of its activity after it has been authorized. All local and state taxes, duties and other rates or imposts levied on or oin connection with the business shall be payable exclusively by Lessee.

     13. If there is no direct water supply through individual meters, the owner of the properties or the administrator are hereby authorized to install such meters, signing such documents as may be necessary for this purpose on behalf of Lessee, which undertakes to sign the corresponding contract, purchasing the respective meter. Should lessee delay such contracting, the owner or administrator are hereby authorized to contract one on behalf and for the account of Lessee, such installation being considered betterments, to all effects and purposes.

     14. Lessee shall be directly and exclusively responsible and holds the owner and administrator harmless from any liability for damages caused to persons or objects by or as a result of the installations of services and supplies on the leased property.

     15. Lessee may not make any alterations to the property without prior, written permission from the owner or administrator. Any alterations thus authorized shall be for the account of Lessee and left for the benefit of the property upon termination of the lease, for which lessee shall not be entitled to any compensation whatsoever at any time. Lessee shall also be responsible for obtaining the necessary planning permission, and any technical or works management, if appropriate.

     16. Lessee expressly waives the provisions of the Urban Leases Act s. 30, in relation with s. 21, undertaking to make whatsoever repairs may be necessary in the leased property to preserve it in adequate condition for the agreed use. Lessee shall not be entitled to suspend or abandon this agreement for the duration of such repairs, or to any compensation, or to reduce or cease payment of the rent.

     17. The parties hereto expressly waive the provisions of the Urban Leases Act s. 30 in relation to s. 22 and 26. Should lessor wish to make any alterations to improve the building, it shall give lessee at least three months' written notice. Lessee may not object to such work, without prejudice to its right to terminate the agreement within one month after receiving the aforesaid notice, if the work has a material effect on the leased property or the lessee's business. Lessee relinquishes any reduction of the rent for the part of the premises it is unable to use as a result of the work or to compensation for any expenses it may be forced to incur as a result of the work in question.

     18. Lessee undertakes as follows:

     A) Not to install any transmissions, engines, machinery, etc. that may produce vibration or noise disturbing other occupants of the building or adjacent buildings, or that may adversely affect the soundness, strength or upkeep of the building.

     B) Not to store or handle any explosive, inflammable, inconvenient or unhealthy materials in the leased property and comply at all times with the bylaws in force from time to time.

     C) To allow access to the leased property by Lessor, the Administrator and any industrial workers or operators nominated by them to do or make any kind of inspection or testing of work or repairs made to the leased property or the building in which it is situated.

     D) If this property is in a building subject to Horizontal Division, to comply at all times with the bylaws, rules, regulations and resolutions established by the Community

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                            [ENGLISH TRANSLATION OF
                           Cister 2, Barcelona LEASE]

of Owners for use of the services, communal elements and for the joint use and occupation of the building.

     19. The caretakeer and cleaning service shall be payable by lessee, separate from the rent. The total cost of the aforesaid service, including social security, pay rises, etc., shall be distributed among all lessees, in equal parts or in the proportion corresponding to the property. If no such services exist, lessee shall, whenever it is its turn and according to the agreements reached with the other occupants of the building, clean the entrance and foyer, provided it has access thereto, and the corresponding part of the pavement, in accordance with the applicable bylaws.

     20. The parties hereto agree that the total rent payable by less from time to time throughout the effective term of this agreement or extensions hereof shall be adjusted each year according to the percentage variation in the National General Index of the System of Consumer Price Indexes, as set by the National Statistic Institute (or such other body as may substitute it in the future), for the period of the review. The first revision shall be based on the index for August and any successive revisions on the last index applied.

The new rent shall be payable as from the month after written notificaton by the interested party indicating the percentage variation applied. Under no circumstances shall delay in adjusting the rent imply any waiver or expiry of the right to do so.

     21. Lessee further undertakes to:

     A) Pay the rent plus any increases therein and surcharges thereon, plus any expenses and the cost of any services installed on the property, making such payment in advance at the offices of the Administrator, within the first seven days of each calendar period agreed. Payment of the corresponding amounts may not be cancelled by other practice. Should any action for collection be required, to pay the cost thereof. And if payment is made by direct debit or standing order, to pay any fees or charges for this service, or in the event of returns, as established by the bank or savings bank.

     B) To pay any expenses deriving from this agreement, such as stamp duty, handling charges, registration fees, administrator's fees and, where appropriate, the cost of having this agreement evidenced in a public deed and entered in the land register.

     C) To pay any increase in the premium of the fire or all-risks insurance taken out for the building, if such premium is raised by virtue of the installation or nature of Lessee's business.

     D) To pay the total amount of Property Tax corresponding to the leased property. If the full amount corresponding to the building has not been itemised for individual properties, it shall be split in proportion to their respective areas.

     E) To pay the Value Added Tax payable from time to time on the total price of the lease.

     F) To pay, apart from the agreed rent, the general maintenance expenses of the building and any services, taxes, charges and liabilities that cannot be charged individually, in the proportionate sum corresponding to the leased premises or any annexes thereto.

The monthly cost of the aforesaid expenses and services at the date of execution of this agreement, calculated on the basis of the annual sum, is as follows:

     Caretaker service:  Included in rent.
     Overheads:  Lift, included in rent.
     Taxes: Property tax, included in rent.
     Rubbish collection fee:
     Others: 80 euros/month for cleaning and lavatory consumables.
              Air conditioning: 7 euros/hour.

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                            [ENGLISH TRANSLATION OF
                           Cister 2, Barcelona LEASE]

These expenses shall be revised annually, applying any variations that may occur and payable together with, although separate from, the rent.

     22. Lessee hereby pays a deposit of 27,500 euros. The Administrator is authorised to hand over this deposit to anyone that may succeed him in his position or to the owner of the property.

The amount of the deposit shall be revised annually as from five years after execution of this agreement, adjusting it such that it is equal to the amount of two months' rent.

The existence of this deposit may not be used as an excuse to delay payment of the rent or any of the sums payable by lessee hereunder.

THE LESSEE                                    THE LESSOR

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                            [ENGLISH TRANSLATION OF
                           Cister 2, Barcelona LEASE]

PARTICULAR CONDITIONS OF THE LEASE AGREEMENT (NO. 0377632) FOR THE OFFICE OCCUPYING THE GROUND FLOOR, FIRST FLOOR B AND ATTIC OF THE BUILDING AT CALLE CISTER NUMBER 2, BARCELONA

     23. These particular conditions are supplementary to the aforesaid lease agreement. Annexed terms and conditions shall prevail over the terms of the agreement insofar as they may be contradictory.

     24. The air-conditioning and heating shall be available only in normal office hours, from 8:00 to 20:00, on working days, except Saturdays. The owner may authorize extraordinary services at weekends, although lessee accepts that in this case no maintenance or repairs may be made, if necessary, at such times. If any extraordinary weekend use is authorized, the owner shall pass on the cost thereof. If the air-conditioning service is unavailable on working days due to fault or breakdown, the owner shall deduct the cost thereof from the sums payable by Lessee, in compensation, as from the first working day thereafter. The lessee undertakes to contract the maintenance of the air-conditioning installations in the offices it rents. Such maintenance shall entail the repair and/or replacement, where necessary, of the following elements: air conditioning units, water batteries, turbines, filter holders, filters, drainage tray, valve, air curtains, air ducts, returns.

The hourly rate for use of the air-conditioning service is 7 EURO/hour, subject to annual revision to adjust it to real costs.

     25. The lessee accepts the offices in their present state.

     26. Authorization must be obtained from the owner before making any change in the current distribution of the office (moving walls, door, bathrooms).

     27. All expenses corresponding to the cleaning, maintenance and consumables of the lavatories and bathrooms in the building shall be payable by lessee. An annual charge shall be paid, in keeping with the real expense.

     28. The owner shall reserve FIVE parking spaces up to September 15, which may be rented by PICIS for a price of 67EURO/month, incl. VAT. The granting of any additional parking spaces requested by PICIS thereafter shall be subject to availability.

     29. Lessee may rescind this lease agreement without penalty, provided it is up to date with all payments hereunder and gives THREE MONTHS NOTICE.

     30. This agreement is executed as of AUGUST 1, 2005, although rent shall be backdated and payable as from MAY 7, 2005.


THE LESSEE                                    THE LESSOR


Barcelona, August 1, 2005.